January 12, 2023 J.P. Morgan Healthcare Conference Exhibit 99.1

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. A reconciliation of projected Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, CareMax is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on CareMax’s future GAAP results. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy and future financial results. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," “pro-forma,” "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Steward transaction, the failure to realize anticipated benefits of the Steward transaction or to realize estimated pro forma results and underlying assumptions, the impact of COVID-19 or any variant thereof on the Company’s business and results of operation; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company’s services; the Company’s ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company’s business, in particular with respect to Medicare Advantage and Medicaid; the Company’s ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under its credit agreement; the Company’s ability to recruit and retain qualified team members and independent physicians; and risks related to future acquisitions. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company’s reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation.

Agenda Overview of CareMax and Strategic Update – Carlos de Solo 1 Operating Platform – Albert de Solo 2 Growth – Carlos de Solo 3

CareMax is Driven by a Mission to Deliver Best-in-Class Care

We are…

A value-based care delivery system that utilizes a proprietary technology-enabled platform and multi-specialty, whole person health model to deliver comprehensive, preventative and coordinated care for our members.

Our mission…

Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes for patients most in need and to reduce overall costs.

We empower providers…

By providing a medical management platform equipped with data, analytics, and rules-based decision tools and workflows.

60

CareMax Medical Centers[1]

~240,000

Total Value-Based Care Members

~200,000

Medicare Value-Based Care Members

~2,000

Employed & Affiliated PCPs

10

States

5-Stars

CMS Quality Rating[2]

Note: All data as of September 30, 2022, and Pro Forma for the acquisition of Steward Value-Based Care, unless otherwise noted.
[1] Medical center count as of December 31, 2022; [2] Centers for Medicare & Medicaid Services 2021 Star rating across CareMax centers as of year-end 2021

CareMax
© Copyright CareMax, Inc.
4

Tech-Enabled Clinic and MSO Platform

CareMax offers a comprehensive value-based care platform designed to drive superior medical outcomes in a cost-efficient manner

	CareMax Medical Centers	CareMax MSO
Scale	**60** Centers[1]; **~110** Employed Providers; **5-Stars** CMS Star Rating[2]	**10+** Years of Operation; **~1.9K** Affiliated Providers; **30** Markets
What We Do	Operate full-service health and wellness centers providing primary and multi-specialty care offering with integrated ancillary services	Provide value-based care clinical transformation and population health management to independent providers and medical groups
How We Do It	✓ Transportation to/from appointments ✓ Fitness & wellness classes ✓ Social services & home health ✓ In-House Specialists ✓ PCPs avg. **14** visits per day with the goal to see 100% of patient panel each year ✓ Specialists referrals within **24hrs** for urgent need and **7 days** for standard visit	✓ Partner in value-based care practice transformation ✓ Administrative practice management and payor contracting ✓ Integrates technology and best practices from owned medical centers ✓ Target providers to employ in strategic de novo centers ✓ Share in financial economics of risk contracts
Results	**70%** reduction in ER visits/1K[3]; **48%** reduction in hospital admits/1K[3]; **14%** annual reduction in medical expense PMPM[4]; **< 70%** target medical expense ratio[5]	**65%** reduction in ER visits/1K[6]; **39%** reduction in hospital admits1/K[6]; **7%** annual reduction in medical expense PMPM[7]; **< 85%** target medical expense ratio[5]

Note: All data as of September 30, 2022, and Pro Forma for the acquisition of Steward Value-Based Care, unless otherwise noted.
[1] Medical center count as of December 31, 2022; [2] Centers for Medicare & Medicaid Services 2021 Star rating across CareMax centers as of year-end 2021; [3] Reflects data for last twelve months ended July 31, 2022 for all Medicare patients enrolled at CareMax Medical Centers; [4] Reflects annualized change in medical expense PMPM from first year of tenure to fourth year among CareMax patients enrolled in HealthSun health plans for 2019 dates of service; [5] Reflects target mature medical expense ratio based on historical performance by line of business; [6] Reflects data for last twelve months ended July 31, 2022 for all Medicare patients enrolled with CareMax MSO network; [7] Reflects CareMax's MSO patients enrolled in HealthSun from FY16 – FY20.

CareMax

© Copyright CareMax, Inc.

5

Nationally Scaled Value Based Care Platform and Broad Patient Base

~2,000

Employed and Affiliated PCPs Across the U.S.

60

CareMax Medical Centers Across FL, NYC, TN and TX[1]

10

States with CareMax Operations

~200,000

Medicare Members in VBC Risk Arrangements

~240,000

Total Members in VBC Risk Arrangements Across Medicare, Medicaid and Commercial



Legend
MSO Presence
Clinic & MSO Presence
Clinic & MSO Locations
Massachusetts
New York
Pennsylvania
Ohio
Arizona
Arkansas
Tennessee
Texas
Louisiana
Central Florida
South Florida

Note: All data as of September 30, 2022, and Pro Forma for the acquisition of Steward Value-Based Care, unless otherwise noted.
[1] Medical center count as of December 31, 2022

© Copyright CareMax, Inc.
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Membership and Provider Scale

~240,000 Value-Based Care Lives

- **~90,000 Medicare Advantage**
  - 64% — Partial Risk & Cap Only
  - 36% — Global Full Risk
- **~110,000 MSSP & ACO Reach**
  - ~100K — MSSP
  - ~8K — ACO Reach
- **~32,000 Medicaid**
  - 8% — Partial Risk & Cap Only
  - 92% — Global Full Risk
- **~9,000 Commercial**
  - 100% — Partial Risk & Cap Only

✓ 60+ VBC Risk Payor Contracts in 10 States

~2,000 Primary Care Providers

- **~1,900 Affiliated**
  - ~1,500 — in Affiliate Medical Groups
  - ~400 — in single Employed Medical Group
- **~110 Employed**
  - 100% — CareMax Medical Centers

✓ ~80% Providers in Three Core States

CareMax
Note: All data as of September 30, 2022, and Pro Forma for the acquisition of Steward Value-Based Care, unless otherwise noted.
© Copyright CareMax, Inc.
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Update for the Acquisition of Steward Value-Based Care

Closing

- ✓ Completed onboarding meetings with physician leadership in each new market
- ✓ Conveyed 65 full time administrative employees
- ✓ Signed national and local VBC Medicare Advantage payor contracts effective starting in 2023

Plans for 2023 – 2024

- ✓ Transition Fee-For-Service membership to Value Based Care models
- ✓ Enhance medical management across each Value-Based Care model – Medicare Advantage, MSSP, and ACO Reach
- ✓ Integrate CareMax technology suite and support services
- ✓ Grow network of members and providers to transition to VBC

Plans for 2025 - 2026

- ✓ Transition membership to full risk
- ✓ Reduce cost of care and realize medical management savings
- ✓ $400-$550M Adj. EBITDA earnings potential in 5 to 10 years within current platform of PCPs[1]

Fee For Service & Cap Only → **Upside Only & Partial Risk** → **Partial Upside / Downside Risk** → **Global Full Risk**

Data driven approach to manage transition to risk

CareMax

[1] Analysis assumes that CareMax is able to convert ~350K to ~435K patients to value-based contracts generating ~$200 PMPM medical margin

© Copyright CareMax, Inc.

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Operating Platform Albert de Solo, Co-Founder & COO

CareMax’s Approach to Care: Whole Person Health Healthy Meals Transportation Social Services/ Access Primary Care Wellness Fitness Salon Virtual Care Dental 24/7 Call Line Ambulance Intercept / Mobile Unit Specialty Home Health (House Calls & Visits) Whole Person Health

Embedded Technology Enables Our Care Model

Data & Analytics

Weekly management reviews of medical management scorecards and daily tracking of patient data

Vertical Integration

Enhance specialist services across regions; deploy in-house pharmacy fulfillment and delivery; utilize in-house coding, billing, compliance teams

Hospital Mitigation

Ensure close to real time communication of ER visits to PCPs and corporate medical management team



Data & Analytics
Embedded Tech Workflows
Patient Stratification
Care Management
Hospital Mitigation
Vertical Integration
CareMax

Embedded Tech Workflows

Create consistent quality processes to maintain accurate compliance while CareOptimize monitors incoming data in real time

Patient Stratification

Utilize CareMax's tech-enabled Patient Stratification system to enable providers to identify the right level of care and services for distinct subgroups of patients

Care Management

Closely monitor post discharge programs, outpatient referral coordination, and social determinants of health

CareMax
© Copyright CareMax, Inc.
11

Core MSO Capabilities Our MSO Platform Provides Support to Providers Through Multiple Channels Provides governance and structure Improve outcomes and implement VBC playbook Develop relationships with patients Drive adoption of VBC behaviors Implement live tracking of performance Track outcomes and improve accountability Regional Infrastructure Clinical Quality Coding Provider Engagement Patient Engagement Analytics Regional Infrastructure Clinical Provider Engagement Patient Engagement Reporting & Analytics Coding & Quality Results: Improved Outcomes, Quality Metrics and Strong Medical Margin With Potential to Transition High-Performing Providers into Centers

Data Driven Approach to Managing VBC Risk Models



Transition to Full Risk
Global Full Risk
Professional VBC Management
50% Upside / 50% Downside
New Membership
25% Upside / No Downside

Designed to Empower Providers to Effectively Manage Risk

✓ 1 Contract Consolidation

✓ 2 Provider and Member Data Integration

✓ 3 Patient Engagement

✓ 4 Patient Stratification

✓ 5 Network Optimization

✓ 6 Quality Benchmarks

Enhancing Medical Management Outcomes

CareMax
© Copyright CareMax, Inc.
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Growth Carlos de Solo, Co-Founder & CEO

Our Growth Strategy Focusing on Organic Channels Growth of Existing and New Clinics Through Grassroots Marketing Add new Medicare members to existing and de novo clinic footprint Drive membership growth through strategic community outreach and active marketing efforts 1 Expand MSO Network Leverage MSO provider network to concentrate on Medicare VBC arrangements Ability to manage cost of care and improve patient outcomes over time 2 Open Seeded De Novos by Leveraging MSO Strategic Partnerships Complement existing clinic growth by focusing on dense membership areas Collaboration with Related taps into large, urban, unaddressed markets through affordable housing 3

Large Embedded Network for Sustainable Growth

CareMax has a large embedded network to capture future growth and lower customer acquisition costs


~1M
Medicare Beneficiaries in Total
~482K
Traditional Medicare FFS
~387K
MA FFS
~100K
MSSP
~90K
Medicare Advantage
~8K
ACO
Reach

CareMax's MSO and clinic platforms can drive growth and ultimately address up to ~1 million Medicare beneficiaries in the current footprint

Caremax

Note: All data as of September 30, 2022, and Pro Forma for the acquisition of Steward Value-Based Care, unless otherwise noted.

© Copyright CareMax, Inc.

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Healthcare is At An Inflection Point 1 Centers for Medicare & Medicaid Services Innovation Center. 2021. “Innovation Center Strategy Refresh” CareMax is a healthcare platform for the future and will continue to lead the industry transition to value based care Automotive Gas Powered Vehicles Electric Vehicles Technology On-Premise Data Cloud Based Data Warehousing Media Print Media Digital Media Healthcare Fee-For-Service Value Based Care Goal of 100% of Medicare participating in Value Based Care Models by 20301

Investment Highlights – Leading Value Based Care Provider 1 2 4 3 Proven clinical protocols and proprietary technology platform to deliver best-in-class outcomes Scaled platform of ~2,000 PCPs serving 1 million Medicare beneficiaries with path to capture more premium economics over time Strong track record of success in driving profitable organic growth in both our clinic and MSO platforms Comprehensive value-based care platform capabilities adaptable to any population and risk model

Thank You